EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of AOL Time Warner Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints JAMES W. BARGE, PAUL T. CAPPUCCIO, SPENCER B. HAYS, BRENDA C. KARICKHOFF, J. MICHAEL KELLY, RAYMOND G. MURPHY AND SUSAN A. WAXENBERG and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3, Form S-4 or Form S-8 or any other appropriate form and any and all amendments to any such Registration Statement (including post-effective amendments), to be filed with the Securities and Exchange Commission for the registration under the provisions of the Securities Act of 1933, as amended, of the shares of common stock, par value $0.01 per share, of the Corporation, deferred compensation obligations of the Corporation and/or interests in certain employee benefit plans of the Corporation, as the case may be, to be issued in connection with employee benefit plans of the Corporation and/or its subsidiaries, including:

          o OBONGO, INC. 1999 EQUITY INCENTIVE PLAN
          o AMENDED AND RESTATED STOCK OPTION PLAN FOR DIRECTORS,
            OFFICERS, EMPLOYEES AND CONSULTANTS OF INFOINTERACTIVE INC.
          o 2000 STOCK OPTION PLAN OF INFOINTERACTIVE INC.


with power where appropriate to affix thereto the corporate seal of the Corporation and to attest said seal, and to file any such Registration Statement, including a form of prospectus, and any and all amendments and post-effective amendments to any such Registration Statement, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her name as of the 18th day of July , 2001.


Principal Executive Officer
and Director:


             /s/ Gerald M. Levin
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Gerald M. Levin
Chief Executive Officer



Principal Financial Officer:


----------------------------------------------
J. Michael Kelly
Executive Vice President and
Chief Financial Officer



(iii)    Principal Accounting Officer:


             /s/ James W. Barge
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James W. Barge
Vice President and Controller



(iv)     Directors:

            /s/ Daniel F. Akerson
----------------------------------------------
              (Daniel F. Akerson)

           /s/ James L. Barksdale
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            (James L. Barksdale)

            /s/ Stephen F. Bollenbach
----------------------------------------------
             (Stephen F. Bollenbach)




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



(iv)     Directors - continued:


            /s/ Stephen M. Case)
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             (Stephen M. Case)

           /s/ Frank J. Caufield
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             (Frank J. Caufield)

           /s/ Miles R. Gilburne)
----------------------------------------------
             (Miles R. Gilburne)

             /s/ Carla A. Hills
----------------------------------------------
              (Carla A. Hills)

              /s/ Reuben Mark
----------------------------------------------
                (Reuben Mark)

            /s/ Michael A. Miles
----------------------------------------------
             (Michael A. Miles)

           s/ Kenneth J. Novack)
----------------------------------------------
             (Kenneth J. Novack)

            /s/ Richard D. Parsons
----------------------------------------------
             (Richard D. Parsons)

             /s/ Robert W. Pittman
----------------------------------------------
             (Robert W. Pittman)

            /s/ Franklin D. Raines
----------------------------------------------
             (Franklin D. Raines)

             /s/ R. E. Turner)
----------------------------------------------
               (R. E. Turner)

          /s/ Francis T. Vincent, Jr.
----------------------------------------------
            (Francis T. Vincent, Jr.)










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